                                                                  EXHIBIT 10(d)

                         FIDELITY NATIONAL CORPORATION
                              EMPLOYMENT AGREEMENT

               THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into as of the 18th day of September, 1997, between FIDELITY NATIONAL CORPORATION ("Fidelity"), a Georgia Corporation, and James B. Miller, Jr. ("Miller").

               WHEREAS, Fidelity agrees to continue to employ Miller as an executive to provide the services set forth herein; and

               WHEREAS, Miller agrees to accept such engagement and to continue to provide such services in accordance with the terms and conditions of this Agreement;

               NOW, THEREFORE, in consideration of the mutual promises herein made and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                             EMPLOYMENT/DUTIES.

                              (a) Fidelity shall employ Miller as the Chairman
of the Board of Directors, President and Chief Executive Officer of Fidelity during the term of his employment as set forth in this Agreement and Miller hereby accepts such employment.

                              (b) Miller shall be the senior executive officer
of Fidelity and shall be responsible for the day-to-day operations of the business of Fidelity and shall have such authority consistent with such positions and necessary for the conduct of such business under the general direction of the Board of Directors of Fidelity ("Board").

                              (c) Miller agrees that he will at all times and
to the best of his ability and experience faithfully perform all of the duties that may be required of him pursuant to the terms of this Agreement. Miller shall devote his full business time to the performance of his obligations hereunder.

                              (d) The term of employment of Miller shall be for
an initial term of three (3) years and may be extended upon written agreement of the parties.

                              (e) Employment hereunder shall commence on
January 1, 1998.

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               COMPENSATION.

                              (a) Salary. During the term of the employment of
Miller hereunder, Fidelity will pay to Miller a base salary ("Base Salary") at the rate of $300,000 per year, payable in arrears in equal semi-monthly payments. In the event of a disability, to the extent payments are received under any employer sponsored disability program and/or under a policy the premiums of which are paid by Fidelity, the payments hereunder are to be reduced by an amount equal to such disability payments.

                              (b) Incentive Compensation. Fidelity shall pay to
Miller the incentive compensation as set forth in Attachment A attached hereto. Miller shall be eligible to participate in incentive plans and programs hereafter adopted as determined by the Board or committee thereof.

                              (c) Stock Options. The Compensation Committee of
Fidelity has granted to Miller a stock option to purchase 150,000 shares of Common Stock, no par value, of Fidelity at its fair market value, as set forth in Exhibit A attached hereto.

                              (d) Employee Benefit Program. Miller shall be
eligible to participate in all employee benefit programs, including medical and hospitalization programs, now or hereafter made available by Fidelity to its employees or executives thereof, subject to terms and conditions of such programs, including eligibility. It is understood that Fidelity reserves the right to modify and rescind any program or adopt new programs in its sole discretion. Fidelity may, in its sole discretion, maintain key man life insurance on the life of Miller and designate Fidelity as the beneficiary. Miller agrees to execute any documents necessary to effect such policy.

                              (e) Additional Benefits. The Split Dollar
Insurance Plan ("Split Dollar Plan") dated October 3, 1984 shall continue in effect and shall not be affected by any modification or termination of this Agreement.

                              (f) Vacation. Miller is entitled to four (4)
weeks vacation each year. Vacation shall be taken at such times as not to materially interfere with the business of Fidelity. The vacation time must be taken prior to the end of each calendar year or as otherwise mutually agreed in writing, otherwise it expires to the extent not used.

                              (g) Expenses. Fidelity shall pay all reasonable
expenses incurred by Miller in the performance of his responsibilities and duties for Fidelity, including without limitation, dues payable to a country club of Miller's choice and to such reasonable civic organizations of Miller's choice. Miller shall submit to Fidelity periodic statements of all expenses so incurred in accordance with the policies of Fidelity then in effect. Subject to such reviews as Fidelity may deem reasonably necessary, Fidelity shall, promptly in the ordinary course of business, reimburse Miller for the full amount of any such expenses advanced by Miller.

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                              (h) Automobile. Fidelity will continue to provide
Miller with an appropriate automobile for his use and will maintain and insure it at Fidelity's expense.

                              EARLY TERMINATION.

                              (a) For Cause. (1) Notwithstanding the foregoing,
the Board may terminate the employment of Miller "for cause" (as hereinafter defined) at any time with 10 business days' prior written notice. The term "for cause" shall mean (i) the commission of a felony or any other crime involving moral turpitude or the pleading of nolo contendere to any such act, (ii) the commission of any act or acts of dishonesty when such acts are intended to result or result , directly or indirectly, in gain or personal enrichment of Miller or any related person or affiliated company or are intended to cause harm or damage to Fidelity or its subsidiaries, (iii) the illegal use of controlled substances, (iv) the use of alcohol so as to have a material adverse effect on the performance of Miller's duties, (v), the misappropriation or embezzlement of assets of Fidelity or its subsidiaries, or (vi) the breach of any other material term or provision of this Agreement to be performed by Miller which have not been cured within thirty (30) days of receipt of written notice of such breach from the Board.

                              (2) Upon termination for cause, Fidelity shall
have no further obligation to pay any compensation to Miller for periods after the effective date of the termination for cause. Base Salary which accrued to the termination date shall be paid on the normal payment date.

                              (b) Other Termination by Fidelity. Fidelity may
terminate the employment of Miller for any reason (other than for cause) at any time upon at least 90 days' prior written notice. Upon such termination, Miller's right to compensation after the effective date of termination shall cease, except that the Base Salary and 1/24 of the Average Incentive Compensation (as defined in Attachment A) shall continue to be paid semi-monthly for thirty-six (36) months from the date of termination.

                              (c) Termination by Miller. Miller may terminate
his employment at any time upon at least 90 days' prior written notice to Fidelity. Upon such termination of employment Miller's right to compensation after the effective date of termination shall cease. The Base Salary and Average Incentive Compensation (determined for a period less than a full year as set forth in Attachment A) which accrued as of the termination date will be paid after the effective date of termination under this paragraph 3(c) on the normal payment date. Notwithstanding the foregoing, if Fidelity fails to perform any of its material obligations hereunder and such failure continues for sixty (60) days after written notice thereof by Miller to the Board, termination by Miller of this Agreement for such failure shall be deemed to constitute a termination by Fidelity without cause under paragraph 3(b) of this Agreement. A reduction in the responsibilities and authority of Miller as provided in paragraph 1(b) shall constitute a breach of a material obligation of Fidelity hereunder.

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                              (d) Termination Upon Death or Disability.

                                  (1) The employment of Miller shall terminate
upon his death, or (10) business days after written notice by Fidelity of termination, upon or during the continuance of the total disability (as hereinafter defined) of Miller.

                                  (2) Upon termination upon death or upon or
during total disability, Miller's right to compensation after the effective date of termination shall cease. Salary which accrued as of the termination date and incentive compensation which accrued during the last full calendar month of employment will be paid after the effective date of termination under this paragraph 3(d) on the normal payment date(s). Fidelity shall have no obligation to pay any compensation for periods after the effective date of such termination.

               (3) The term "total disability" means the inability of Miller to substantially perform Miller his duties hereunder for a continuous period of ninety (90) days unless extended in writing by Fidelity. Total disability shall be deemed to commence upon the expiration of such continuous ninety (90) day period. In the event of any dispute as to the "total disability" of Miller, the matter shall be resolved by the decision of a single physician, serving as an arbitrator, mutually selected or appointed in accordance with the rules of the American Arbitration Association, Atlanta, Georgia. The decision of the arbitrator shall be binding on all parties hereto. Miller agrees to submit medical records requested and to submit to such examination and testing reasonable requested by such physician.

                              COVENANT NOT TO COMPETE.

                              (a) Miller agrees that for the period commencing
on the date hereof and ending one (1) year after the expiration of the term of his employment under this Agreement (and if employment is continued thereafter "at will", then after termination of his employment with Fidelity or any subsidiary for any reason), Miller will not, alone or with others, directly or indirectly, own, manage, operate, join, control, participate in the ownership of, management, operation, or control of, be employed by, consult with, advise or be connected in any other manner with any Business (as hereinafter defined) in the counties of Fulton, DeKalb, Cobb, Gwinnett and Clayton, Georgia ("Territory") other than with Fidelity and its subsidiaries. This covenant not to be compete shall not prohibit engagements which do not involve, directly or indirectly, the Business.

                              (b) The term "Business" means the business of
banking, including deposits, checking, lending (including mortgage lending) and trust services, including such services provided by national and state banks and savings and loan associations and other similar businesses, stock brokerage and sale of insurance.

                              (c) Miller acknowledges that the products and
services provided by the Business are being and are intended to be marketed throughout the Territory.

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               5. NON-SOLICITATIONS OF CUSTOMERS. Miller agrees that during his employment and the period of twelve months immediately following termination of his employment for any reason with Fidelity by Miller or by Fidelity, Miller shall not, directly or indirectly, on his own behalf or on behalf of any other person, including any other business entity, solicit, contact, call upon, communicate with or attempt to communicate with any customer or prospective customer of Fidelity or of any subsidiary or any representative of any customer or prospective customer of Fidelity or any subsidiary with a view to the solicitation of the following banking services: deposit, checking, lending and trust services; provided that the restrictions set forth in this paragraph 5 shall apply only to customers or prospects of Fidelity and of its subsidiaries or representatives thereof with which Miller had contact while in the employ of Fidelity or any subsidiary during the two year period preceding the termination of employment.

               6. NON-SOLICITATIONS OF EMPLOYEES. Miller agrees that during his employment and the period of twelve months immediately following termination of his employment with Fidelity by Miller or by Fidelity for any reason, Miller shall not, directly or indirectly, on his own behalf or on behalf of any other person, including any other business entity, solicit, hire or in any manner encourage employees of Fidelity or any subsidiary thereof, to leave the employ of Fidelity or any subsidiary for an engagement in any capacity by another person or to provide the name of any such employee to any one who, to the knowledge of Miller, may hire or be interested in hiring such employee.

               7.            CONFIDENTIALITY.

                              (a) During the term of Miller's employment with
Fidelity, and at all times thereafter, Miller shall not use or disclose to others, without the prior written consent of Fidelity, any Trade Secrets (as hereinafter defined) or Confidential Information (as hereinafter defined) of Fidelity or any subsidiary or its customers, except for use or disclosure thereof in the course of Fidelity's business, and such disclosure shall be limited to those who have a need to know.

                              (b) Upon termination of employment with Fidelity
for any reason, Miller shall not take with him any documents or data of Fidelity or any subsidiary or of any customer or any reproduction thereof.

                              (c) Miller agrees to take reasonable precautions
to safeguard and maintain the confidentiality and secrecy and limit the use of all Trade Secrets and Confidential Information of Fidelity or any subsidiary and of its customers.

                              (d) Trade Secrets shall include only such
information constituting a "Trade Secret" within the meaning of subsection 10-1-761(4) of the Georgia Trade Secrets Act of 1990. Confidential Information shall mean all information and data which is protectable as a

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legal form of property or non-public information of Fidelity or its customers, excluding any information or data which constitutes a Trade Secret.

                              (e) The parties agree that the limitations herein
on disclosure and use of Confidential Information of the Company and customers shall be for a period commencing on the date of employment and ending three years after termination of employment for any reason, by Fidelity or by Miller.

                              (f) Trade Secrets and Confidential Information
shall not include any information (i) which becomes publicly known through no fault or act of Miller; (ii) is lawfully received by Miller from a third party after termination of employment without a similar restriction regarding confidentiality and use and without a breach of this Agreement; or (iii) which is independently developed by Miller before the commencement of or after termination of Miller's employment.

               8. SPECIFIC PERFORMANCE. Because of Miller's knowledge and experience, Miller agrees that Fidelity shall be entitled to specific performance, an injunction, temporary injunction or other similar relief in addition to all other rights and remedies it might have for any violation of the undertakings set forth in paragraphs 4, 5, 6 and 7 of this Agreement. In any such court proceeding, Miller will not object thereto and claim that monetary damages are an adequate remedy.

               9. INDEMNIFICATION OF MILLER. Fidelity shall indemnify Miller and shall advance reimbursable expenses incurred by Miller in any proceeding against Miller, including a proceeding brought by or in the right of Fidelity, as a director or officer of Fidelity or any subsidiary thereof, except claims and proceedings brought by Fidelity against Miller, to the fullest extent permitted under the Georgia Business Corporation Code, as amended from time to time.

               10. NOTICES. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given upon receipt when delivered by hand or upon delivery to the address of the party determined pursuant to this paragraph when delivered by express mail, overnight courier or other similar method to such address or by facsimile transmission (provided a copy is also sent by registered or certified mail or by overnight courier), or five (5) days after deposit of the notice in the US mail, if mailed by certified or registered mail, with postage prepaid addressed to the respective party as set forth below, which address may be changed by written notice to the other party:

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                                 If to Fidelity
                                            Fidelity National Corporation
                                            3490 Piedmont Road
                                            Suite 1550
                                            Atlanta, Georgia  30305
                                            Attn:  Board of Directors

                                If to Miller:
                                            James B. Miller, Jr.
                                            c/o Fidelity National Corporation
                                            3490 Piedmont Road, Suite 1550
                                            Atlanta, Georgia  30305

               11. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon and enforceable by Miller and his estate, personal representatives and heirs, and by Fidelity and its successors and assigns. This Agreement and the payments hereunder may not be assigned, pledged or otherwise hypothecated by Miller.

               12. ENTIRE AGREEMENT. This Agreement, including the Attachment hereto, and the Split Dollar Plan are intended by the parties hereto to constitute the entire understanding of the parties with respect to the employment of Miller as an employee and officer of Fidelity and supersedes all prior agreements and understandings, oral or written.

               13. BINDING ARBITRATION/ATTORNEY FEES. Except as otherwise specifically provided Miller herein, including as provided in paragraph 8 hereof, all disputes arising under this Agreement shall be submitted to and settled by arbitration. Arbitration shall be by one (1) arbitrator selected in accordance with the rules of the American Arbitration Association, Atlanta, Georgia ("AAA") by the AAA. The hearings before the arbitrator shall be held in Atlanta, Georgia and shall be conducted in accordance with the rules existing on the date thereof of the AAA to the extent not inconsistent with this Agreement. All reasonable costs and expense incurred in connection with any such arbitration proceedings and those incurred in any civil action to enforce the same shall be borne by the party against which the decision is rendered.

               14. AMENDMENTS. This Agreement may not be amended or modified except in writing signed by both parties.

               15. WAIVERS. The failure of either party to insist upon the strict performance of any provision hereof shall not constitute a wavier of such provision. All waivers must be in writing.

               16. GOVERNING LAW. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Georgia.

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               IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                         FIDELITY NATIONAL CORPORATION

                                   By: /s/ R. Phillip Shinall, III
                                       -----------------------------
                                       Name: R. Phillip Shinall, III
                                             -----------------------
                                       Title: Director
                                             -----------------------

                                         MILLER

                                         /s/ James B. Miller, Jr.
                                         ---------------------------
                                             James B. Miller, Jr.

                                      -8-


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                                  ATTACHMENT A

                             INCENTIVE COMPENSATION

               For each calendar year during the term of the Agreement the Compensation Committee ("Committee") of the Board of Directors of Fidelity will establish in its sole discretion (after discussion with Miller) a target consolidated income before the Incentive Compensation provided herein and before taxes of Fidelity, excluding extraordinary items (determined in accordance with generally accepted accounting principles) ("Target Income") for such calendar year prior to the commencement of the calendar year. Miller will be paid incentive compensation ("Incentive Compensation") in cash depending upon the percentage of the Target Income achieved for such calendar year.

               In the event the percentage of the Target Income achieved is at least 70% and is less than 100%, the Incentive Income shall be the sum of (i) $150,000 and (ii) the product of (A) the percentage of the Target Income achieved in excess of 70%, times (B) $500,000. In the event the percentage of the Target Income achieved exceeds 100% and is not more than 120%, the Incentive Income shall be the sum of (i) $300,000 and (ii) the product of (A) the percentage of the Target Income achieved in excess of 100%, times (B) $500,000. If the percentage of the Target Income achieved is 100%, the Incentive Compensation is $300,000. No Incentive Compensation will be paid if the percentage of Target Income achieved is less than 70%. No additional Incentive Compensation will be paid if the percentage of the Target Income achieved is greater than 120%. The maximum Incentive Income shall be $400,000.

               The Compensation Committee may modify the Target Income for any calendar year to reflect changes resulting from changes in accounting principles or practices of Fidelity and changes in the business plan.

               In the event of any dispute as to the actual consolidated income before taxes and extraordinary items, it shall be such amount as set forth in Fidelity's certified financial statements less the amount of this Incentive Compensation for such calendar year.

               The right of Miller to receive the Incentive Compensation hereunder related to a calendar year shall vest on the last day of such calendar year. In the event Miller is entitled pursuant to the Agreement to Incentive Compensation for a period of less than a full year, the Incentive Compensation for such year shall vest on the last day of his employment and the amount shall be determined as set forth hereinabove for the calendar year prorated based upon the percentage of the year Miller was employed under the Agreement.

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               Payment is to be made in cash promptly after the amount is determined but in no event more than 90 days after the end of the calendar year. The Committee, in its sole discretion, during a calendar year may make a non-refundable prepayment of a portion of the Incentive Compensation to Miller if it believes that the partial payment will exceed the amount of the Incentive Compensation for that calendar year.

               Average Incentive Compensation still mean the Incentive Compensation for each full calendar year that has vested divided by the number of said calendar years. In the event Incentive Compensation for a calendar year has not vested, Average Incentive Compensation shall mean $300,000.

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Optionee:       James B. Miller, Jr.
                --------------------

Option Shares:  109,600
                --------------------
               (number of shares of
               Common Stock)

Purchase Price
                per share: $9.00
                          ----------

Date of Grant:   September 18, 1997
                 --------------------
First Vesting
         Date:   September 18, 1998
                 --------------------

Expiration Date: September 18, 2004
                 --------------------

                         FIDELITY NATIONAL CORPORATION
                             STOCK OPTION AGREEMENT
                              ("Option Agreement")

                                   SECTION I

                                     GRANT

         Fidelity National Corporation ("Corporation") hereby grants to the optionee set forth above ("Optionee") a non-qualified stock option ("Option") to purchase the number of shares of common stock, no par value, of the Corporation set forth above (collectively "Option Shares") on the terms and conditions herein set forth and the provisions of the Fidelity National Corporation 1997 Stock Option Plan, as amended from time to time, ("Plan"). The purchase price of each such share shall be the Purchase Price set forth above. The Option shall expire on the Expiration Date set forth above, unless sooner terminated as provided in Section III or Section X of this Option Agreement or Paragraph V of the Plan. Each term used herein shall have the same meaning as provided in the Plan unless herein otherwise provided.

         The Option is granted pursuant to the Plan.



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                                   SECTION II

                             EXERCISE OF THE OPTION

         The Option granted hereunder may be exercised at any time and from time to time during the period commencing from the date the Option was granted until the date the Option expires provided and to the extent that this Option has vested and is exercisable as provided hereinafter and in the Plan. To the extent Option Shares do not vest prior to the termination of the Option for any reason, such Option Shares may not be acquired hereunder.

                                  SECTION III

                          EARLY TERMINATION OF OPTION

        The provisions of Sections I and II notwithstanding, this Option may not be exercised in whole or in part upon the earliest to occur (i) upon termination of employment by the Corporation (or any Subsidiary or Parent) for cause (as defined in the Employment Agreement dated September 18, 1997), (ii) more than three (3) months with respect to incentive stock options and twelve
(12) months with respect to non-qualified stock options following the date of the termination of employment of the Optionee by the Corporation (or any Subsidiary or Parent) for any reason, or by Optionee for any reason, other than termination for cause, termination upon or during Total Disability (as defined in the Employment Agreement) or termination upon the death of the Optionee while an employee of the Corporation (or any Subsidiary or Parent), and (iii) more than twelve (12) months following the date of termination of employment of the Optionee, in the event the termination of employment is due to death or Optionee's death occurs during said three month period set forth in subparagraph (ii) or to the Total Disability of the Optionee.

                                   SECTION IV

                               VESTING OF OPTION

            (a) The Option hereby granted shall vest only during the Optionee's continuous employment with the Corporation and/or any Parent and/or Subsidiary, and shall be exercisable only upon and after such vesting and prior to the termination of the Option, by Optionee in accordance with and in such number of shares of Common Stock determined as set forth in the following schedule:

         (i) 20% of the Option shares commencing on the first anniversary of the grant of the Option;

         (ii) additional 20% of the Option Shares commencing on the second anniversary of the grant of the Option;

         (iii) additional 20% of the Option Shares commencing on the third anniversary of the grant of the Option;

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         (iv)           additional 20% of the Option Shares commencing on the
                        fourth anniversary of the grant of the Option; and

         (v) additional 20% of the Option Shares commencing on the fifth anniversary of the grant of the Option.

               (b) Notwithstanding the foregoing provisions of this Section IV, in the event of a Change in Control (as hereinafter defined) during the Optionee's employment with the Corporation and/or any Parent and/or any Subsidiary, the Option hereby granted shall vest in full immediately prior to such Change in Control with respect to all remaining outstanding Option Shares that have not theretofore vested.

               The term "Change in Control" shall mean:

                             (i) The acquisition (other than from the
               Corporation, its Parent or its Subsidiaries) by any person, entity or "group" within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 ("34 Act") (excluding, for this purpose, the Corporation, its Parent or its Subsidiaries, or any employee benefit plan of the Corporation, its Parent or its Subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 34 Act) of more than 50% of either the then outstanding shares (i) of Common Stock of the Corporation or of the combined voting power of the Corporation's then outstanding voting securities entitled to vote generally in the election of directors, or (ii) of the combined voting power of the outstanding voting securities of Fidelity National Bank ("FNB") entitled to vote generally for the election of directors; or

                             (ii) Individuals who, as of the date hereof,
               constitute the board of directors of the Corporation ("Incumbent Board") cease for any reason to constitute at least a majority of the board of directors, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual is a member of the Incumbent Board; or

                             (iii) Approval by the shareholders of the
               Corporation of a merger, consolidation or other reorganization in each case, with respect to which persons who were the shareholders of the Corporation and optionees immediately prior to such merger, consolidation or other reorganization, immediately thereafter, will not own more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged, consolidated or reorganized corporation's then outstanding voting securities, or of the sale of all or substantially all of the assets of the Corporation or the sale of all or substantially all of the voting securities of FNB.

               (c) In addition, the Option hereby granted shall vest in full upon the termination of employment of the Optionee (i) by the Corporation or FNB without cause at any time during the

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



term of the Option or (ii) by the Optionee or FNB or the Corporation upon the expiration of the initial three (3) year term of employment of Optionee by the Corporation or FNB.

                                   SECTION V

                                    TRANSFER

        The Option may not be transferred except by will or the laws of descent and distribution and may be exercised only by Optionee during his lifetime. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as permitted in Section VI), pledged or hypothecated in any way (whether by operation of law or otherwise). The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any attachment or similar process on the Option, shall be null and void and without effect.

                                   SECTION VI

                               DEATH OF OPTIONEE

        In the event of Optionee's death, the Option may be exercised by the legal representatives of the estate of Optionee or by the person or persons to whom Optionee's rights under the Option shall have passed by will or by the laws of descent and distribution.

                                  SECTION VII

                           TOTAL OR PARTIAL EXERCISE

         The portion of the Option which has vested and is exercisable may be exercised either at one time as to the total number of such Option Shares or may be exercised from time to time as to any portion thereof prior to the termination of the Option.

                                  SECTION VIII

                  NOTICE OF EXERCISE; ISSUANCE OF CERTIFICATES

               Subject to the terms and conditions of the Option, the vested portions of the Option may be exercised by written notice to the Corporation, at its principal office at Fidelity National Corporation, 3490 Piedmont Road, Suite 1550, Atlanta, Georgia 30305, or such other place designated in writing by the Corporation from time to time to the Optionee. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, and shall be signed by the person so exercising the Option. Such notice shall be accompanied by (i) a certified or bank cashier's check payable to the order of the Corporation for or (ii) shares of Common Stock assigned to the Corporation having a fair market value equal to or
(iii) such or other consideration approved by the Board of Directors for or
(iv) a combination of

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



the foregoing for; the full purchase price of the Shares in respect of which the Option is being exercised. The fair market value of the shares of Common Stock shall be the average of the high and low selling prices at which the shares of Common Stock traded on the Nasdaq Market (or other applicable market) on the date the Option was exercised. The certificate or certificates representing the Shares shall be issued and delivered by the Corporation as soon as practicable after receipt of the notice and payment. Such certificate or certificates shall be registered in the name of the person so exercising the Option and, if the Option shall be exercised by Optionee and the Optionee shall so request in the notice exercising the Option, such certificate or certificates shall be registered in the name of Optionee and another person jointly, with right of survivorship, and shall be delivered to or on the written order of the person or persons exercising the Option. In the event the Option is being exercised pursuant to Section VI hereof, by any person or persons other than Optionee, the notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

                                   SECTION IX

                        ISSUANCE AND TRANSFER OF SHARES

         Subject to the provisions of Paragraph VI of the Plan, in the event the issuance or transfer of the shares covered by the Option may, in the opinion of counsel to the Corporation, conflict or be inconsistent with any applicable law or regulation of any governmental agency having jurisdiction, the Corporation reserves the right to refuse or to delay the issuance or transfer of such shares.

                                   SECTION X

                         ADJUSTMENT ON RECAPITALIZATION

            In the event of a merger, consolidation, reorganization, recapitalization, reclassification of stock, stock dividend, split-up or other change in the corporate structure or capitalization of the Corporation affecting the Corporation's common stock as presently constitute, the Option shall be adjusted, modified or terminated as provided in or pursuant to the provisions of Paragraph V of the Plan.

                                   SECTION XI

                                 GOVERNING LAW

    This option grant shall be governed by the laws of the State of Georgia.

                                                  FIDELITY NATIONAL CORPORATION

                                              By: /s/ R. Phillip Shinall, III
                                                  -----------------------------
                                                 Name:  R. Phillip Shinall, III
                                                 Title: Director

                            OPTIONEE ACKNOWLEDGMENT

               I have read the above Stock Option Agreement and the Fidelity National Corporation 1997 Stock Option Plan ("Plan") and hereby accept the above Option to purchase shares of the Common Stock of the Corporation in accordance with and subject to the terms and conditions of the Stock Option Agreement and the Plan with which I am familiar and I agree to be bound thereby. I further understand that (i) any rule, regulation and determination, including interpretation by the Board of Directors or Committee regarding the Plan, the Options granted thereunder and the exercise thereof shall be final and conclusive for all purposes and on all persons including the Corporation and myself; and (ii) the grant of this Option shall not affect in any way the Corporation and/or its Subsidiary and/or Parent's right to terminate my employment or constitute an agreement by me to remain in the employ of the Corporation or the Subsidiary or its Parent for any specified term.

                                                 /s/ James B. Miller, Jr.
                                                --------------------------------
                                                OPTIONEE - James B. Miller, Jr.

                                                Acceptance Date: As of
                                                September 18, 1997

Optionee:      James B. Miller, Jr.
               --------------------------

Option Shares: 40,400
               --------------------------
               (number of shares of
               Common Stock)

Purchase Price
         per share: $9.90
                    --------------------

Date of Grant:  September 18, 1997
                -------------------------

First Vesting
         Date:  September 18, 1998
                -------------------------

Expiration Date:September 18, 2002
                -------------------------


                         FIDELITY NATIONAL CORPORATION
                             STOCK OPTION AGREEMENT
                              ("Option Agreement")

                                   SECTION I

                                     GRANT

               Fidelity National Corporation ("Corporation") hereby grants to the optionee set forth above ("Optionee") an incentive stock option ("Option") within the meaning of Section 422 of the Internal Revenue Code to purchase the number of shares of common stock, no par value, of the Corporation set forth above (collectively "Option Shares") on the terms and conditions herein set forth and the provisions of the Fidelity National Corporation 1997 Stock Option Plan, as amended from time to time, ("Plan"). The purchase price of each such share shall be the Purchase Price set forth above. The Option shall expire on the Expiration Date set forth above, unless sooner terminated as provided in
Section III or Section X of this Option Agreement or Paragraph V of the Plan. Each term used herein shall have the same meaning as provided in the Plan unless herein otherwise provided. To the extent the Option does not qualify as an incentive stock option it shall be treated as options which are not incentive stock options.

         The Option is granted pursuant to the Plan.

                                  SECTION II

                             EXERCISE OF THE OPTION

               The Option granted hereunder may be exercised at any time and from time to time during the period commencing from the date the Option was granted until the date the Option expires provided and to the extent that this Option has vested and is exercisable as provided hereinafter and in the Plan. To the extent Option Shares do not vest prior to the termination of the Option for any reason, such Option Shares may not be acquired hereunder.

                                  SECTION III

                          EARLY TERMINATION OF OPTION

               The provisions of Sections I and II notwithstanding, this Option may not be exercised in whole or in part upon the earliest to occur (i) upon termination of employment by the Corporation (or any Subsidiary or Parent) for cause (as defined in the Employment Agreement dated September 18, 1997), (ii) more than three (3) months with respect to incentive stock options and twelve
(12) months with respect to non-qualified stock options following the date of the termination of employment of the Optionee by the Corporation (or any Subsidiary or Parent) for any reason, or by Optionee for any reason, other than termination for cause, termination upon or during Total Disability (as defined in the Employment Agreement) or termination upon the death of the Optionee while an employee of the Corporation (or any Subsidiary or Parent), and (iii) more than twelve (12) months following the date of termination of employment of the Optionee, in the event the termination of employment is due to death or Optionee's death occurs during said three month period set forth in subparagraph (ii) or to the Total Disability of the Optionee.

                                   SECTION IV

                               VESTING OF OPTION

               (a) The Option hereby granted shall vest only during the Optionee's continuous employment with the Corporation and/or any Parent and/or Subsidiary, and shall be exercisable only upon and after such vesting and prior to the termination of the Option, by Optionee in accordance with and in such number of shares of Common Stock determined as set forth in the following schedule:

           (i) 25% of the Option shares commencing on the first anniversary of the grant of the Option;

           (ii) additional 25% of the Option Shares commencing on the second anniversary of the grant of the Option;

           (iii) additional 25% of the Option Shares commencing on the third anniversary of the grant of the Option; and

           (iv) additional 25% of the Option Shares commencing on the fourth anniversary of the grant of the Option.

               (b) Notwithstanding the foregoing provisions of this Section IV, in the event of a Change in Control (as hereinafter defined) during the Optionee's employment with the Corporation and/or any Parent and/or any Subsidiary, the Option hereby granted shall vest in full immediately prior to such Change in Control with respect to all remaining outstanding Option Shares that have not theretofore vested.

               The term "Change in Control" shall mean:

                             (i) The acquisition (other than from the
               Corporation, its Parent or its Subsidiaries) by any person, entity or "group" within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 ("34 Act") (excluding, for this purpose, the Corporation, its Parent or its Subsidiaries, or any employee benefit plan of the Corporation, its Parent or its Subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 34 Act) of more than 50% of either the then outstanding shares (i) of Common Stock of the Corporation or of the combined voting power of the Corporation's then outstanding voting securities entitled to vote generally in the election of directors, or (ii) of the combined voting power of the outstanding voting securities of Fidelity National Bank ("FNB") entitled to vote generally for the election of directors; or

                             (ii) Individuals who, as of the date hereof,
               constitute the board of directors of the Corporation ("Incumbent Board") cease for any reason to constitute at least a majority of the board of directors, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual is a member of the Incumbent Board; or

                             (iii) Approval by the shareholders of the
               Corporation of a merger, consolidation or other reorganization in each case, with respect to which persons who were the shareholders of the Corporation and optionees immediately prior to such merger, consolidation or other reorganization, immediately thereafter, will not own more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged, consolidated or reorganized corporation's then outstanding voting securities, or of the sale of all or substantially all of the assets of the Corporation or the sale of all or substantially all of the voting securities of FNB.

               (c) In addition, the Option hereby granted shall vest in full upon the termination of employment of the Optionee (i) by the Corporation or FNB without cause at any time during the term of the Option or (ii) by the Optionee or FNB or the Corporation upon the expiration of the initial three (3) year term of employment of Optionee by the Corporation or FNB.

                                   SECTION V

                                    TRANSFER

               The Option may not be transferred except by will or the laws of descent and distribution and may be exercised only by Optionee during his lifetime. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as permitted in Section VI), pledged or hypothecated in any way (whether by operation of law or otherwise). The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any attachment or similar process on the Option, shall be null and void and without effect.

                                   SECTION VI

                               DEATH OF OPTIONEE

               In the event of Optionee's death, the Option may be exercised by the legal representatives of the estate of Optionee or by the person or persons to whom Optionee's rights under the Option shall have passed by will or by the laws of descent and distribution.

                                  SECTION VII

                           TOTAL OR PARTIAL EXERCISE

               The portion of the Option which has vested and is exercisable may be exercised either at one time as to the total number of such Option Shares or may be exercised from time to time as to any portion thereof prior to the termination of the Option.

                                  SECTION VIII

                  NOTICE OF EXERCISE; ISSUANCE OF CERTIFICATES

               Subject to the terms and conditions of the Option, the vested portions of the Option may be exercised by written notice to the Corporation, at its principal office at Fidelity National Corporation, 3490 Piedmont Road, Suite 1550, Atlanta, Georgia 30305, or such other place designated in writing by the Corporation from time to time to the Optionee. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, and shall be signed by the person so exercising the Option. Such notice shall be accompanied by (i) a certified or bank cashier's check payable to the order of the Corporation for or (ii) shares of Common Stock assigned to the Corporation having a fair market value equal to or
(iii) such or other consideration approved by the Board of Directors for or
(iv) a combination of
the foregoing for; the full purchase price of the Shares in respect of which the Option is being exercised. The fair market value of the shares of Common Stock shall be the average of the high and low selling prices at which the shares of Common Stock traded on the Nasdaq Market (or other applicable market) on the date the Option was exercised. The certificate or certificates representing the Shares shall be issued and delivered by the Corporation as soon as practicable after receipt of the notice and payment. Such certificate or certificates shall be registered in the name of the person so exercising the Option and, if the Option shall be exercised by Optionee and the Optionee shall so request in the notice exercising the Option, such certificate or certificates shall be registered in the name of Optionee and another person jointly, with right of survivorship, and shall be delivered to or on the written order of the person or persons exercising the Option. In the event the Option is being exercised pursuant to Section VI hereof, by any person or persons other than Optionee, the notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

                                   SECTION IX

                        ISSUANCE AND TRANSFER OF SHARES

               Subject to the provisions of Paragraph VI of the Plan, in the event the issuance or transfer of the shares covered by the Option may, in the opinion of counsel to the Corporation, conflict or be inconsistent with any applicable law or regulation of any governmental agency having jurisdiction, the Corporation reserves the right to refuse or to delay the issuance or transfer of such shares.

                                   SECTION X

                         ADJUSTMENT ON RECAPITALIZATION

               In the event of a merger, consolidation, reorganization, recapitalization, reclassification of stock, stock dividend, split-up or other change in the corporate structure or capitalization of the Corporation affecting the Corporation's common stock as presently constitute, the Option shall be adjusted, modified or terminated as provided in or pursuant to the provisions of Paragraph V of the Plan.

                                   SECTION XI

                                 GOVERNING LAW

    This option grant shall be governed by the laws of the State of Georgia.

                                     FIDELITY NATIONAL CORPORATION

                                     By: /s/ R. Phillip Shinall, III
                                         ---------------------------
                                         Name: R. Phillip Shinall, III
                                         Title:   Director



                            OPTIONEE ACKNOWLEDGMENT

               I have read the above Stock Option Agreement and the Fidelity National Corporation 1997 Stock Option Plan ("Plan") and hereby accept the above Option to purchase shares of the Common Stock of the Corporation in accordance with and subject to the terms and conditions of the Stock Option Agreement and the Plan with which I am familiar and I agree to be bound thereby. I further understand that (i) any rule, regulation and determination, including interpretation by the Board of Directors or Committee regarding the Plan, the Options granted thereunder and the exercise thereof shall be final and conclusive for all purposes and on all persons including the Corporation and myself; and (ii) the grant of this Option shall not affect in any way the Corporation and/or its Subsidiary and/or Parent's right to terminate my employment or constitute an agreement by me to remain in the employ of the Corporation or the Subsidiary or its Parent for any specified term.

                                         /s/ James B. Miller, Jr.
                                        -------------------------------
                                        OPTIONEE - James B. Miller, Jr.

                                        Acceptance Date: As of
                                        September 18, 1997